                                                                    Exhibit 99.3

                             BANK ONE ISSUANCE TRUST
                    ONEseries Monthly Noteholders' Statement

                            Monthly Period: May 2002


The undersigned, a duly authorized representative of First USA Bank, National Association (the "Bank"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of May 1, 2002 (the "Transfer and Servicing Agreement"), among the Bank, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, does hereby certify as follows:

A. Information Regarding the Current Distribution to Noteholders

1. The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount

   Tranche                             Amount
   -------                             ------
   A1                                 1.40833
   A2                                 1.73333

   B1                                 2.89882

   C1                                 3.65604

2. The amount of the distribution set forth in item 1 in respect of interest on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

   Tranche                             Amount
   -------                             ------
   A1                                 1.40833
   A2                                 1.73333

   B1                                 2.89882

   C1                                 3.65604

3. The amount of the distribution set forth in item 1 in respect of principal on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

   Tranche                             Amount
   -------                             ------
   A1                                 0.00000
   A2                                 0.00000

   B1                                 0.00000

   C1                                 0.00000


B. Information regarding the tranches of Notes of the ONEseries

1. Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the ONEseries for the related Monthly Period

                      Initial Oustanding                            Adjusted Outstanding
                      Dollar Principal      Outstanding Dollar      Dollar Principal       Nominal Liquidation
   Tranche            Amount                Principal Amount        Amount                 Amount
   A1                    1,000,000,000.00        1,000,000,000.00      1,000,000,000.00       1,000,000,000.00
   A2                    1,250,000,000.00        1,250,000,000.00      1,250,000,000.00       1,250,000,000.00
   Total Class A         2,250,000,000.00        2,250,000,000.00      2,250,000,000.00       2,250,000,000.00

   B1                      250,000,000.00          250,000,000.00        250,000,000.00         250,000,000.00
   Total Class B           250,000,000.00          250,000,000.00        250,000,000.00         250,000,000.00

   C1                      250,000,000.00          250,000,000.00        250,000,000.00         250,000,000.00
   Total Class C           250,000,000.00          250,000,000.00        250,000,000.00         250,000,000.00

   Total                 2,750,000,000.00        2,750,000,000.00      2,750,000,000.00       2,750,000,000.00

2.  Nominal Liquidation Amount of Notes of the ONEseries

                                                                 Increases from amounts  Reimbursements of
                                                                 withdrawn from the      prior Nominal        Reductions due to
                                             Increases from      Principal Funding       Liquidation Amount   reallocations of
                                             accretion of        Subaccounts in respect  Deficits from        Available Principal
                         Beginning Nominal   Principal for       of Prefunding Excess    Available Finance    Collections and
     Tranche             Liquidation Amount  Discount Notes      Amounts                 Charge Collections   Investor Charge-Offs
     A1                    1,000,000,000.00            0.00                        0.00                0.00                   0.00
     A2                    1,250,000,000.00            0.00                        0.00                0.00                   0.00
     Total Class A         2,250,000,000.00            0.00                        0.00                0.00                   0.00

     B1                      250,000,000.00            0.00                        0.00                0.00                   0.00
     Total Class B           250,000,000.00            0.00                        0.00                0.00                   0.00

     C1                      250,000,000.00            0.00                        0.00                0.00                   0.00
     Total Class C           250,000,000.00            0.00                        0.00                0.00                   0.00

     Total                 2,750,000,000.00            0.00                        0.00                0.00                   0.00

                      Reductions due to
                      amounts deposited to
                      the Principal Funding   Ending Nominal
    Tranche           Subaccounts             Liquidation Amount
    A1                                 0.00     1,000,000,000.00
    A2                                 0.00     1,250,000,000.00
    Total Class A                      0.00     2,250,000,000.00

    B1                                 0.00       250,000,000.00
    Total Class B                      0.00       250,000,000.00

    C1                                 0.00       250,000,000.00
    Total Class C                      0.00       250,000,000.00

    Total                              0.00     2,750,000,000.00

3.   ONEseries Interest Funding Account Subaccounts

                                            Targeted deposit to
                                            the Interest Funding  Previous shortfalls of                      Amount withdrawn from
                        Beginning Interest  Subaccount with       targeted deposits to   Actual deposit to    the Interest Funding
                        Funding Subaccount  respect to the        the Interest Funding   the Interest Funding Subaccount for
     Tranche            Balance             current period        Subaccount             Subaccount           payment to Noteholders
     A1                                0.00         1,408,333.33                   0.00        1,408,333.33           (1,408,333.33)
     A2                                0.00         2,166,666.67                   0.00        2,166,666.67           (2,166,666.67)
     Total Class A                     0.00         3,575,000.00                   0.00        3,575,000.00           (3,575,000.00)

     B1                                0.00           724,704.86                   0.00          724,704.86             (724,704.86)
     Total Class B                     0.00           724,704.86                   0.00          724,704.86             (724,704.86)

     C1                                0.00           914,010.42                   0.00          914,010.42             (914,010.42)
     Total Class C                     0.00           914,010.42                   0.00          914,010.42             (914,010.42)

     Total                             0.00         5,213,715.28                   0.00        5,213,715.28           (5,213,715.28)

                                              Ending Interest
                                              Funding Subaccount
     Tranche              Other Withdrawals   Balance
     Tranche
     A1                                0.00                 0.00
     A2                                0.00                 0.00
     Total Class A                     0.00                 0.00

     B1                                0.00                 0.00
     Total Class B                     0.00                 0.00

     C1                                0.00                 0.00
     Total Class C                     0.00                 0.00

     Total                             0.00                 0.00

4.   ONEseries Principal Funding Account Subaccounts

                                             Targeted deposit to
                                             the Principal        Previous shortfalls of                     Amount withdrawn from
                        Beginning Principal  Funding Subaccount   targeted deposits to   Actual deposit to   the Principal Funding
                        Funding Subaccount   with respect to the  the Principal Funding  the Principal       Subaccount for
     Tranche            Balance              current period       Subaccount             Funding Subaccount  payment to Noteholders
     A1                                0.00                 0.00                   0.00                0.00                   0.00
     A2                                0.00                 0.00                   0.00                0.00                   0.00
     Total Class A                     0.00                 0.00                   0.00                0.00                   0.00

     B1                                0.00                 0.00                   0.00                0.00                   0.00
     Total Class B                     0.00                 0.00                   0.00                0.00                   0.00

     C1                                0.00                 0.00                   0.00                0.00                   0.00
     Total Class C                     0.00                 0.00                   0.00                0.00                   0.00

     Total                             0.00                 0.00                   0.00                0.00                   0.00

                                              Ending Principal
                                              Funding Subaccount
     Tranche              Other Withdrawals   Balance
     A1                                0.00                 0.00
     A2                                0.00                 0.00
     Total Class A                     0.00                 0.00

     B1                                0.00                 0.00
     Total Class B                     0.00                 0.00

     C1                                0.00                 0.00
     Total Class C                     0.00                 0.00

     Total                             0.00                 0.00

5.   ONEseries Class C Reserve Subaccounts

                                                                                        Actual deposit to
                                            Class C Reserve                             the Class C Reserve  Amount withdrawn in
                       Beginning Class C    Subaccount earnings  Targeted deposit to    Subaccount,          respect of payment of
                       Reserve Subaccount   for the current      the Class C Reserve    including Excess     interest or principal
     Tranche           Balance              period               Subaccount             Amounts              to Noteholders
     C1                                0.00                 0.00                   0.00                0.00                   0.00
     Total                             0.00                 0.00                   0.00                0.00                   0.00

                      Withdrawal of Excess
                      Amounts pursuant to
                      subsection 3.25(c) of  Ending Class C
                      the Indenture          Reserve Subaccount
     Tranche          Supplement             Balance
     C1                                0.00                 0.00
     Total                             0.00                 0.00

6. Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts

                            Required               Required
                            Subordinated Amount    Subordinated Amount
                            of Class B Notes as    of Class C Notes as
                            of the close of        of the close of         Class A Usage of          Class A Usage of
                            business on the        business on the         Class B Required          Class C Required
                            related Note Transfer  related Note Transfer   Subordinated Amount       Subordinated Amount
     Tranche                Date                   Date                    for the current period    for the current period
     A1                             84,795,300.00          84,795,300.00                     0.00                      0.00
     A2                            105,994,125.00         105,994,125.00                     0.00                      0.00
     Total                         190,789,425.00         190,789,425.00                     0.00                      0.00

                              Cumulative Class A      Cumulative Class A
                              Usage of Class B        Usage of Class C
                              Required                Required
     Tranche                  Subordinated Amount     Subordinated Amount
     A1                                      0.00                   0.00
     A2                                      0.00                   0.00
     Total                                   0.00                   0.00


7. Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts

                             Required
                             Subordinated Amount
                             of Class C Notes as
                             of the close of         Class B Usage of            Cumulative Class B
                             business on the         Class C Required            Usage of Class C
                             related Note Transfer   Subordinated Amount         Required
     Tranche                 Date                    for the current period      Subordinated Amount
     B1                            195,417,743.94                      0.00                     0.00
     Total                         195,417,743.94                      0.00                     0.00


C.   Information regarding the performance of the ONEseries

                                             May Monthly Period          N/A         N/A
     Portfolio Yield                                      10.79%       0.00%       0.00%
     Less:  Base Rate                                      4.55%       0.00%       0.00%
                                                          -----       -----       -----
     Excess Spread                                         6.24%       0.00%       0.00%

     Three Month Average Excess Spread                     6.24%

     Principal Payment Rate                               14.68%


                                            FIRST USA BANK, National Association
                                            as Servicer

                                            By: /s/ Tracie Klein
                                            ------------------------------------
                                                Tracie Klein
                                                First Vice President